Other information	12 Months Ended
Dec. 31, 2021
Other information
Other information

27.  Other information

Cyber Security Incident

On May 17, 2021, the Group announced that it had experienced a cyber security incident, the response to which included pro-actively shutting down certain IT systems and applications used by the business. Key systems were brought back online securely, in a phased manner and in line with our plan. Production at all of our manufacturing facilities continued to operate throughout this period, though we experienced some shipping delays as a result of this incident.

We believe that our existing information technology control environment is appropriately robust and consistent with industry standards. However, we are reviewing our information technology roadmap and accelerating planned IT investments to further improve the effectiveness of our information security. We do not believe that our growth investment program has been impacted by this incident. The Group notified relevant authorities in relation to the exfiltration and dissemination of data which arose in connection with this incident.

AMPSA entered into a letter agreement with AGSA, dated May 21, 2021, under which AGSA agreed to indemnify, defend and hold harmless the Company and its subsidiaries and their respective successors from and against any and all losses that could be anticipated to arise prior to December 31, 2021, resulting from this cyber security incident. During the year ended December 31, 2021, the Group incurred $31 million of losses and incremental costs related to this incident, including $26 million ($15 million in Europe and $11 million in Americas) of losses and incremental costs within adjusted EBITDA and $5 million of exceptional costs, all of which have been offset by income received and the associated indemnification receivable which was subsequently cash settled before December 31, 2021, under the aforementioned indemnification agreement with AGSA.